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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 19, 2000
                                ----------------

                                 Date of Report
                       (Date of earliest event reported)


                          HUMAN GENOME SCIENCES, INC.
                          ---------------------------

               (Exact Name of Registrant as Specified in Charter)


                DELAWARE                                0-022962                             22-3178468
                --------                                --------                             ----------
    (State or Other Jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
             Incorporation)
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              9410 KEY WEST AVENUE, ROCKVILLE, MARYLAND 20850-3338
              ----------------------------------------------------
                 (Address of Principal Executive Offices)    (ZIP
                                                         Code)





       Registrant's telephone number, including area code: (301) 309-8504
                                                           --------------



         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.       OTHER EVENTS.

         On October 19, 2000, Human Genome Sciences, Inc. ("HGS") announced the commencement of a public offering of 8,000,000 shares of its common stock, plus up to 1,200,000 shares to cover over-allotments, if any. All of the shares are being offered by HGS. The shares are being offered by a prospectus supplement pursuant to an effective registration statement in an offering being managed by Credit Suisse First Boston Corporation and co-managed by Goldman, Sachs & Co.,
Lehman Brothers, CIBC World Markets, J.P Morgan & Co. and Dain Rauscher
Wessels.

         A copy of the press release, preliminary prospectus supplement and prospectus relating to the offering are filed as exhibits hereto.



ITEM 7.       EXHIBITS.

         99.1     Press Release.

         99.2     Preliminary Prospectus Supplement dated October 19, 2000.

         99.3     Prospectus dated October 19, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HUMAN GENOME SCIENCES, INC.



Date: October 20, 2000               By:  /s/ Steven C. Mayer
                                          ------------------------------------
                                          Steven C. Mayer
                                          Senior Vice President and Chief
                                            Financial Officer




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                                 EXHIBIT INDEX

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
Exhibit Number             Description
--------------             -----------
       99.1                Press Release.

       99.2                Preliminary Prospectus Supplement dated October 19, 2000.

       99.3                Prospectus dated October 19, 2000.
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